Exhibit 10.31

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 3 TO THE AGREEMENT CONCERNING CARDIOLITE® AND
TECHNELITE® GENERATOR SUPPLY, PRICING AND REBATES

This Amendment No. 3 (the “Amendment”) to the Agreement Concerning Cardiolite® and Technelite® Generator Supply, Pricing and Rebates dated as of February 1, 2008 (the “Agreement”) is made by and between Lantheus Medical Imaging, Inc., with its principal place of business at 331 Treble Cove Road, North Billerica, Massachusetts 01862 (“Medical Imaging”), and United Pharmacy Partners, Inc., with its principal place of business at 5400 Laurel Springs Parkway, Suite 405, Suwanee, GA 30024 (“UPPI”), and is effective as of May 1, 2009. (the “Effective Date”)

RECITALS

WHEREAS, Medical Imaging and UPPI are parties to the Agreement and desire to further amend the Agreement, as provided herein;

NOW, THEREFORE, in consideration of the premises and agreements set forth in this Amendment and intending to be legally bound, Medical Imaging and UPPI hereby agree as follows:

AMENDMENT

1.     Section I. - Section I. Defined Terms is amended by deleting such section in its entirety and replacing therewith the following:

“1.   Defined Terms

A.            Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.            “Agreements” means collectively the Agreement, as in effect from time to time, the Individual Pharmacy Agreement, and the Standard Cardiolite® Terms.

C.            “Approved” means Approved by the United States Food and Drug Administration pursuant to an Abbreviated New Drug Application as a Sestamibi Product.

D.            “Cardiolite® Reference Month” means for Cardiolite® pricing in any then-current calendar month, the calendar month **** months prior to such then-current calendar month (e.g., June has **** as a Reference Month, July has **** as a reference month and so on). For the purposes hereof, the first Cardiolite® Reference Month is ****.

E.             “Fee Per Dose” means the purchase price per dose of Cardiolite® set forth on Exhibit 1, attached hereto, as such price may be modified from time to time in accordance with the Agreements.

F.             “Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a commercial radiopharmacy.

G.            “Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member.

H.            “Member” means a Member of UPPI in Good Standing.

I.              “Radiopharmaceutical Reference Month” means for Technelite® and Thallium pricing, in any then-current calendar month, is the immediately preceding calendar month. For the purposes hereof, the first Radiopharmaceutical Reference Month will be May 2009.

J.             “Technelite® Generator Purchase Price” means the purchase price for Technelite® Generators set forth in Exhibit 1, attached hereto, as such price may be modified from time to time.

K.            “Technelite® Generators” means technetium Tc99m generators sold under the trademark Technelite®.

L.             “Technelite® Generator Unshipped Curies” means the number of curies that are not shipped if a Technelite® Generator order, accepted by Medical Imaging, is not filled as ordered resulting in no shipment or a shipment of fewer curies than originally specified on the order.

2.     Section II. A. Section II. A, “Pricing”, is amended by deleting such section in its entirety and replace therewith the following:

“A.   Pricing. Pursuant to Section 2.11 of the Standard Cardiolite® Terms, the Parties hereby agree that the current Exhibit I of the Standard Cardiolite® Terms is hereby amended as set forth in Exhibit 1 hereto.”

3.     Section II. B. Section II. B, “Good Faith Negotiations”, is amended by deleting such section in its entirety and replacing therewith the following:

“B.   Good Faith Negotiation. Once during each **** after January 1, 2009, but not sooner than three months after any previous price adjustment, UPPI and Medical Imaging may negotiate a potential change to the Fee Per Dose upon the mutual written agreement of Medical Imaging and UPPI (“the New Fee Per Dose”). The New Fee Per Dose will be effective the first day of the month following the execution of the written agreement. Medical Imaging and UPPI shall each negotiate any such changes to the Fee Per Dose in good faith based upon the then-existing selling conditions for Approved Sestamibi Products and with the aim of achieving competitive pricing. To expeditiously implement the New Fee Per Dose UPPI agrees, on behalf of its members, to waive the notice requirements set forth in Section 2.11 of the Standard Cardiolite® Terms.”

2.     Section II. D. Section II. D, “Administrative Fee”, is amended by deleting such section in its entirety and replacing therewith the following:

“D.   Administrative Fee. Commencing in June 2009 and continuing through the month following the expiration of the Agreement, Medical Imaging shall pay to UPPI an Administrative Fee in the amount of ****% of the aggregate dollars billed in the immediately preceding month for Cardiolite® and Technelite® Generators by Medical Imaging to Members pursuant to this Agreement. Payment of the Administrative Fee is paid monthly, not later than 45 days after the close of any given month, during the Term of the Agreement.”

3.     Section III. B. Section III. B, “Purchase Price”, is amended by deleting such section in its entirety and replacing therewith the following:

“B.   Purchase Price. The Parties agree that each Member shall pay to Medical Imaging the Technelite® Generator Purchase Price as set forth in Exhibit 1 for Technelite® Generators and agree to the terms set forth on Exhibit 1. Such payment is due and payable as set forth in Medical Imaging’s invoices. The Members will be responsible for any and all federal, state, county or municipal sales or use tax, healthcare tax, excise, customs charges, duties or similar charges, or any other tax assessment (other than that assessed against Medical Imaging’s income), license, fee or other charge lawfully assessed or charged on the sale, transportation, or other disposition of Technelite® Generators.”

4.     Section IV. Section IV. “Rebates” is amended by deleting such section in its entirety and replacing therewith ****.

5.     Section V. Section V. (A)(1) “Term” is amended by deleting such section in its entirety and replacing therewith the following:

“1.              The term of this Agreement (“Term”) shall commence on the Effective Date and shall expire upon the earlier of (i) December 31, 2010, (ii) termination of the Agreement pursuant to Section V(A)(2) below.”

6.     Exhibit 1. Exhibit 1 is amended by deleting such exhibit in its entirety and replacing therewith Exhibit 1 attached hereto.

7.     General. Except as specifically modified hereby, the terms and provisions of the Agreement remain in full force and effect and otherwise unmodified. This Amendment is governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof. The Agreement, as amended hereby, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous agreements between the parties relating to the subject matter hereof (whether written or oral). This Amendment may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed is deemed to be an original but all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties, have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

UNITED PHARMACY PARTNERS, INC.		LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Perry Polsinelli	By:	/s/ Donald R. Kiepert

Name:	Perry Polsinelli	Name:	DONALD R. KIEPERT

Title:	President /CEO	Title:	PRESIDENT & CEO

Date:	April 24, 2009	Date:	4/27/09

Exhibit 1

NOTICE OF INCENTIVE PROGRAMS AND PRICING
FOR CARDIOLITE® AND TECHNELITE® GENERATORS

Lantheus Medical Imaging, Inc. (“Medical Imaging”) is pleased to make the following Program for Cardiolite® and Technelite® Generators available to all Members (each, a “Member”) of United Pharmacy Partners, Inc. (“UPPI”). All capitalized terms used but not otherwise defined herein will have the meanings set forth on Schedule A. The terms of this notice are confidential and are subject to the confidentiality provisions of Section 5.11 of your Standard Cardiolite® Terms.

I       Cardiolite® Pricing

A.     For the month of May 2009, UPPI members will pay a Fee Per Dose of ****.

B.      Thereafter and for the balance of the term of the Agreement, UPPI members will pay in any given month a Fee Per Dose of $**** provided that, in aggregate, UPPI members have purchased **** doses as reported on the Vial and Unit Dose Report as doses sold in the applicable Cardiolite® Reference Month.

C.      Should UPPI members fail to purchase **** doses but instead purchase in the aggregate between **** (the “Cardiolite® Minimum”) and **** doses in the applicable Cardiolite® Reference Month, then the Fee Per Dose for Cardiolite® in the then-current month will be $****.

D.      If, in any applicable Cardiolite® Reference Month, the aggregate doses purchased, as determined by the Vial and Unit Dose Report as doses sold, is less than the Cardiolite® Minimum, Medical Imaging reserves the right to (i) increase the Fee Per Dose for the then-current month to an amount not to exceed $**** and (ii) change the Technelite® Generator prices detailed in Grid 1 (2009) or Grid 2 (2010) of Exhibit 1, Section III, as the case may be, to the prices detailed in Grid 3 for the then-current month. If, in the following Cardiolite® Reference Month, the aggregate doses purchased, as determined by the Vial and Unit Dose Report as doses sold, is less than the Cardiolite® Minimum, Medical Imaging reserves the right to increase the Technelite® Generator prices for the then-current month to the prices detailed in Grid 4 of Exhibit 1, Section III.

E.      Starting in May 2009, UPPI shall have the right to purchase doses in a month to meet the Cardiolite® Minimum for the immediately preceding month provided that UPPI provides detailed notice (the “Notice”) of such purchases to Medical Imaging in that same month. The Notice must contain the UPPI member’s name and the number of vials purchased by such member in such month, that are to be applied to the Cardiolite® Minimum for the preceding month. Doses will be calculated by multiplying the Vial Utilization Base under which the vial was sold in such month by the number of vials purchased as detailed in the Notice. Doses purchased in such month to fulfill the Cardiolite® Minimum in the preceding month will not be included when calculating the achievement of the Cardiolite® Minimum when such month becomes a Cardiolite ® Reference Month.

II     Thallium Pricing

A.    For the month of May 2009, UPPI members will pay a price of $**** per millicurie for Thallium.

B.    Thereafter and for the balance of the term of the Agreement, UPPI members will pay a price of $**** per millicurie for Thallium provided that the number of millicuries of Thallium purchased by UPPI members in aggregate, in the Radiopharmaceutical Reference Month is greater than **** millicuries (the “Thallium Minimum”). If in any Radiopharmaceutical Reference Month the number of Thallium millicuries purchased falls below the Thallium Minimum, the price per millicurie for Thallium will be changed to $**** per millicurie in the then-current month.

III    Technelite® Generator

A.            Pricing for May 2009 is as set forth on Grid 1, Column A.

B.            Thereafter and for the balance of the term of this Agreement, pricing is as detailed in Grid 1 (2009) and Grid 2 (2010) below, as the case may be, provided that UPPI members have purchased in the aggregate a minimum of **** curies in the then applicable Radiopharmaceutical Reference Month (“Technelite® Generator Minimum”). Should the Technelite® Generator Minimum in the then-applicable Radiopharmaceutical Reference Month not be met or the Cardiolite® Minimum in the then-applicable Cardiolite® Reference Month not be met, then prices for Technelite® Generators detailed in Grid 1 (2009) and Grid 2 (2010) below will increase to the prices detailed in Grid 3 below for the then-current month. If the Technelite® Generator Minimum is not met in the following Radiopharmaceutical Reference Month or the Cardiolite® Minimum is not met in the following Cardiolite® Reference Month, Medical Imaging reserves the right to increase the Technelite® Generator prices to the prices detailed in Grid 4 below for the then-current month.

C.            Generator pricing, in each month, will be established based on ranges detailed in Grid 1 and Grid 2 below, as the case may be, as determined by the number of curies purchased plus the number of Technelite® Generator Unshipped Curies in the then-applicable Reference Month. In the event of an industry shortfall of molybdenum, curies purchased from orders placed during the shortfall will be included in the calculation to determine if the Technelite® Generator Minimum has been achieved; such orders, however, will not be included in any calculation that may determine a reduction in price.

D.            Medical Imaging may increase the Technelite® Generator purchase prices to reflect any material change in costs of molybdenum. A change in such costs is considered material if the increase in the cost of molybdenum over any **** (****) day period (a “Moly Cost Increase Period”) is more than **** percent (****%). In the event of such a material increase, Medical Imaging shall be entitled to increase the Technelite® Generator purchase prices to reflect the incremental increase in such costs over **** percent (****%) starting as of when such costs are actually incurred by Medical Imaging, provided that Medical Imaging provides UPPI **** (****) days written notice and reasonable documentation supporting such change in costs. Medical Imaging shall not implement the type of price increase detailed in this paragraph more than **** per calendar year.

III Technelite® Generator (cont.)

Technelite® Generators manufactured on Sunday are denoted with a “-u” below.

GRID 1
	A		B		C
Generators	2009 (excluding increases due to Mo-99 cost increases)
mCi	****-**** Ci		**** -**** Ci		=>**** Ci
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****

GRID 2
	A		B		C
Generators	2010 (excluding increases due to Mo-99 cost increases)
mCi	****-**** Ci		**** -**** Ci		=>**** Ci
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****
****	$	****	$	****	$	****

III Technelite® Generator (cont.)

Technelite® Generators manufactured on Sunday are denoted with a “-u” below.

Grid 3			Grid 4
2009 (excluding increases due to Mo-99 cost increases)			2009(excluding increases due to Mo-99 cost increases)
Generators mCi			Generators mCi
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****
****	$	****	****	$	****

Medical Imaging may update the prices for Technelite® Generators for Grid 3 and Grid 4 for ****, on or after ****, ****, upon **** days written notice to UPPI.

IV                                    Other Terms

A.                                   All rebate programs pursuant to the Agreement, as amended, and in effect prior to the Effective Date of this Amendment shall be calculated and paid if applicable, on a pro rata basis for a period ending ****, ****. After ****, all related rebate programs are no longer applicable.

B.                                     Each Member shall, during the Term, pay an amount to Medical Imaging equal to the then-effective Fee Per Dose for each dose of Sestamibi Product, the then-effective Technelite® Generator Purchase Price for purchases of Technelite® Generators and the then-effective per mCi price for purchases of Thallium delivered and invoiced to it by Medical Imaging.

C.                                     The terms of the existing Exhibit I of the Standard Cardiolite® Terms are being modified as set forth herein by each of the above terms. All references to Exhibit I to the Standard Cardiolite® Terms will be understood to reference and incorporate the terms contained herein.

D.                                    For the reporting period starting ****, Members will only be required to provide Medical Imaging with the Required Monthly Vial and Unit Dose Report (as described in Section 2.07(b)(i) of the Standard Cardiolite® Terms and Conditions).

E.                                      Any and all terms and conditions, if any, contained within the Standard Cardiolite® Terms that are inconsistent with this notice are hereby deleted, void and of no further force or effect.

F.                                      Each Member hereby represents and warrants that it will properly store, use and dispose of all materials provided pursuant to the Agreements in accordance with any instructions set forth on the applicable product labels, the rules and regulations promulgated by the U.S. Nuclear Regulatory Commission and all other applicable local, state and federal government regulations,

G.                                     Notwithstanding anything in Agreements to the contrary, the Agreement may be freely assigned by Medical Imaging.

H.                                 Notwithstanding anything in the Individual Pharmacy Agreements to the contrary, upon any amendment, modification or supplement to the Standard Cardiolite® Terms, Medical Imaging shall be required at any time to provide written notice thereof solely to UPPI at the following address:

United Pharmacy Partners, Inc.

5400 Laurel Springs Parkway, Suite 405

Suwanee, GA 30024

Attn: Perry Polsinelli

All notices to be provided to Medical Imaging hereunder shall be delivered to:

Lantheus Medical Imaging, Inc.

331 Treble Cove Road,

North Billerica, Massachusetts

Attn: David Mann

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